UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                FORM 8-K
                             CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                     Date of Report : January 18, 2000
                      Commission File Number: 1-8443



                           TELOS CORPORATION
        (Exact name of registrant as specified in charter)


                                                      Maryland 52-0880974
   (State of Incorporation)                (I.R.S. Employer Identification No.)

19886 Ashburn Road, Ashburn, Virginia                     20147-2358
(Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code
                      (703) 724-3800



        Number of pages (excluding exhibits): 10

Item 2.  Acquisition or Disposition of Assets

     On December 30, 1999, Enterworks, Inc. ("Enterworks"), a majority-owned subsidiary of Telos Corporation (the "Company"), completed the sale of 21,739,127 shares of Series A Convertible Preferred Stock ("Preferred Stock") under a private placement offering which was approved by both Boards of Directors of the Company and of Enterworks. The sale price was $1.15 per share and the sale generated gross proceeds of $25,000,000. The majority of the proceeds from this offering were from funds provided by institutional investors such as General Electric Pension Trust, which is managed by GE Investment Corp., Chartwell Capital Investors II, and J & W Seligman & Company. In addition, the Company converted approximately $7.6 million of its Senior Subordinated Notes, Series B, C and D held by investors, plus the accrued interest and the waiver of prepayment premium associated with these notes, into shares of Enterworks' Common Stock currently owned by the Company at an exchange ratio of one share of Enterworks' Common Stock for each $1.00 principal amount of notes payable. These subordinated notes had a maturity date of October 1, 2000. This transaction will be recognized in the Company's financial statements as of and for the year ended December 31, 1999.

     As a result of the sale of the Series A Preferred Stock, the conversion of the subordinated debt and the concurrent transactions described below, the Company's ownership percentage in Enterworks was reduced to a 35% common voting interest. The third party preferred stock investors and other common stockholders hold the 65% majority voting shares, consisting of common and preferred securities. Prior to the private placement transaction, the Company, holding the majority of Enterworks shares outstanding, controlled the Enterworks' Board of Directors. Subsequent to the transaction, the Company will be entitled to designate 1 of the 5 Enterworks' Board members. The Company has, therefore, changed its method of accounting for its Enterworks subsidiary from the consolidation method to the equity method. Pursuant to this change, the revenues, costs and expenses of Enterworks will be excluded from their respective captions in the Company's consolidated statement of operations, and the Company's interest in the losses of Enterworks will be reported separately as "Equity in Net Losses of Enterworks." Additionally, the assets, liabilities, and equity of Enterworks will be excluded from their respective consolidated balance sheet captions and the Company will establish an "Investment in Enterworks" account in accordance with APB 18.

     The Company's Board of Directors approved the transactions as part of its overall strategic goals. In order to increase its equity capital and decrease its debt, the Company effected several concurrent transactions simultaneously with the closing of the issuance and sale of the Preferred Stock and the conversion of the subordinated debt. The transactions of the Company and their impact to the Company's financial statements are discussed below.

     The impact of the following transactions will be recognized if and as appropriate in the Company's financial statements as of and for the year ended December 31, 1999.

- Enterworks' payable to the Company, which was approximately $26.7 million at September 30, 1999, was contributed to capital in its entirety before the issuance of Series A Preferred Stock; however, funding required to cover Enterworks' working capital needs from November 30, 1999 to the date of closing was funded by the Company and will be repaid through collections from Enterworks' trade accounts receivable. This funding is estimated to be $2.0 million.

- Enterworks issued 4,000,000 shares of Enterworks' Common Stock to Telos concurrent with the issuance of Series A Preferred Stock.

- Enterworks issued a warrant to acquire 350,000 shares of Enterworks' Common Stock to Telos' primary lender in connection with obtaining the necessary approvals for the offering of Enterworks' preferred stock. The exercise price of the warrant equaled $1.15 per share, the same per share price of the Series A Preferred Stock.

- Enterworks purchased 5,000,000 shares of Enterworks' Common Stock owned by the Company at a price of $1.00 per share. This amount was reduced by 20% of the Agent's fee, the Company's pro rata share of the proceeds from the transaction. The net amount received was $4.7 million.

- Telos contributed 210,912 shares of Enterworks' Common Stock owned by Telos to the Enterworks treasury for the subsequent grant of warrants to the Agent, Deutsche Bank Alex. Brown. This issuance of warrants was also part of the Agent's fee and decreases the Company's net investment in Enterworks. The Company incurred an additional $303,000 in offering costs related to the Enterworks' private placement of preferred stock.


     Item 7 of this Form 8-K presents the unaudited Pro forma Condensed Consolidated Statements of Operations for the nine month period ended September 30, 1999 and for the year ended December 31, 1998, as well as the Pro forma Condensed Consolidated Balance Sheet as of September 30, 1999.

Item 7.  Financial Statements and Exhibits

                  UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999 presents the pro forma impact of the transactions as if the events occurred on September 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999 ("pro forma financial information") present the pro forma effect of the transactions and deconsolidation since January 1, 1998.

     The objective of pro forma financial information is to provide investors with information about the continuing impact of particular completed or probable transactions by indicating how the transactions might have affected historical financial statements had they occurred at an earlier date.

                       TELOS CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (Unaudited)
                             (amounts in thousands)


                                                                          Deconsoli-
                                                           Form 10-Q      dation of     Intercompany                     Pro forma
                                                           Balances      Enterworks(1)  Adjustments(3) Adjustments        Balances
                                                           --------      -------------  -----------    -----------        --------


Sales
    Systems and Support Services                          $ 74,567                --        --              --           $ 74,567
    Products                                                62,313                --        --              --             62,313
    Enterworks, Inc.                                         7,092            (7,602)      510              --                 --
                                                             -----            ------     -----           -----            -------
                                                           143,972            (7,602)      510              --            136,880
Costs and expenses
    Cost of sales                                          122,479            (4,787)     (285)             --            117,407
    Selling, general and
     administrative expenses                                27,081           (15,196)      426              --             12,311
    Goodwill amortization                                      397                --        --              --                397
                                                           -------            ------     -----           -----            -------


Operating (loss) income                                     (5,985)           12,381       369              --              6,765

Other income (expenses)
    Gain on sale of assets                                   4,731                --        --              --              4,731
    Other income                                                63                (4)       --              --                 59
    Interest expense                                        (5,284)            1,935    (1,454)            347(f)          (4,456)
                                                            ------            ------     -----           -----             ------

(Loss)  income before taxes, and
 Equity in net losses of Enterworks                         (6,475)           14,312    (1,085)            347              7,099

Income tax benefit (provision)                                 976            (5,378)       --           3,877(c)            (525)
                                                            ------            ------     -----           -----             ------

(Loss) income before Equity
 in net losses of Enterworks                                (5,499)            8,934    (1,085)          4,224              6,574

Equity in net losses of Enterworks                              --                --        --              --                 --
                                                             -----             -----     -----           -----              -----
Net (loss) income                                        $  (5,499)        $   8,934   $(1,085)       $  4,224            $ 6,574
                                                         =========         =========      ====        ========            ========



     Please see Notes to the unaudited Pro Forma Consolidated Statement of Operations and Consolidated Balance Sheet.

                                TELOS CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                              FOR THE YEAR ENDED DECEMBER 31, 1998
                                          (Unaudited)
                                    (amounts in thousands)



                                                                         Deconsoli-
                                                         Form 10-K       dation of        Intercompany                   Pro forma
                                                          Balances       Enterworks(1)    Adjustments(3) Adjustments      Balances
                                                          --------       -------------    -----------    -----------      --------
Sales
  Systems and Support Services                            $ 98,277                --          --                --        $ 98,277
    Products                                               101,736                --          --                --         101,736
    Enterworks, Inc.                                         7,073            (7,074)          1                --              --
                                                             -----            ------       -----            ------         -------
                                                           207,086            (7,074)          1                --         200,013
Costs and expenses
    Cost of sales                                          182,915            (5,530)         (1)               --         177,384
    Selling, general and
     administrative expenses                                30,842           (13,078)        (12)               --          17,752
    Goodwill amortization                                      589                --          --                --             589
                                                           -------            ------       -----            ------         -------



Operating (loss) income                                     (7,260)           11,534          14                --           4,288

Other income (expenses)
    Gain on sale of assets                                   5,683                --          --                --           5,683
    Other income                                                64                (1)         --                --              63
    Interest expense                                        (6,555)            2,143      (1,598)              264(f)       (5,746)
                                                           -------            ------       -----            ------          ------


(Loss)  income before taxes and
  equity in net losses of Enterworks                        (8,068)           13,676      (1,584)              264           4,288
Income tax (provision) benefit                              (1,103)           (4,946)         --             3,349(c)       (2,700)
                                                           -------            ------       -----            ------          ------
(Loss) income before equity in
  net losses of Enterworks                                  (9,171)            8,730      (1,584)            3,613           1,588

Equity in net losses of Enterworks                              --                --          --                --              --
                                                           -------            ------       -----            ------          ------

Net (loss) income                                        $  (9,171)         $  8,730     $(1,584)        $   3,613        $  1,588
                                                         =========          ========       =====         =========        ========




     Please see Notes to the unaudited Pro Forma Consolidated Statement of Operations and Consolidated Balance Sheet.

                                       TELOS CORPORATION AND SUBSIDIARIES
                                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                            AT SEPTEMBER 30, 1999
                                                (Unaudited)
                                           (amounts in thousands)

                                                                       ASSETS



                                                           Deconsoli-                         Other
                                            Form 10-Q      dation of     Intercompany     Concurrent                      Pro forma
                                            Balances      Enterworks(2)   Adjustments(3) Transactions     Adjustments      Balances
                                            --------      -------------   -----------    ------------     -----------      --------

Current assets
    Cash and cash equivalents                $    503              --              --        $ 4,697(b)          --         $ 5,200
    Accounts receivable, net                   31,550          (4,765)            346             --             --          27,131
    Inventories, net                            5,194              --              --             --             --           5,194
    Deferred income taxes                       4,632            (348)            348             --           (348)(c)       4,284
    Other current assets                          995            (262)             --             --             --             733
                                              -------         -------         -------        -------        -------         -------
       Total current assets                    42,874          (5,375)            694          4,697           (348)         42,542

Property and equipment, net                    13,551            (965)             --             --             --          12,586
Goodwill, net                                   4,377              --              --             --             --           4,377
Other assets                                    3,003          (2,367)            977             --           (467)(c)       1,146
Due from Enterworks                                --              --          26,740        (26,740)(g)         --              --

Investment in Enterworks                           --              --             261         26,740(g)          --              --
                                                   --              --           4,165          1,170(h)          --              --
                                                   --              --              --           (100)(e)         --              --
                                                   --              --              --           (211)(i)         --              --
                                                   --              --              --           (859)(j)         --              --
                                                   --              --              --           (753)(a)         --              --
                                                   --              --              --        (30,413)(d)         --              --
                                              -------         -------          ------         ------        -------          ------
                                             $ 63,805        $ (8,707)        $32,837       $(26,469)      $   (815)        $60,651
                                             ========        ========         =======        =======       ========         =======
















     Please see Notes to the unaudited Pro Forma Consolidated Statement of Operations and Consolidated Balance Sheet.

                              TELOS CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1999
                                          (Unaudited)
                                    (amounts in thousands)


                                                             LIABILITIES AND STOCKHOLDERS' INVESTMENT


                                                           Deconsoli-                         Other
                                            Form 10-Q      dation of     Intercompany     Concurrent                      Pro forma
                                            Balances      Enterworks(2)   Adjustments(3) Transactions     Adjustments      Balances
                                            --------      -------------   -----------    ------------     -----------      --------
Current liabilities
     Accounts payable                        $ 12,471         $(1,439)        $   (56)            --             --         $10,976
     Other current liabilities                 10,294          (1,126)             94          4,312(j)         686(c)       14,260
     Senior credit facility                    16,791              --              --             --             --          16,791
     Accrued compensation
      and benefits                              8,053          (2,045)             13             --             --           6,021
                                               ------          ------          ------          -----           ----          ------
       Total current liabilities               47,609          (4,610)             51          4,312            686          48,048

Deferred income taxes                              --            (475)            475             --             --              --
Senior subordinated notes                      18,796          (2,868)             --         (7,391)(a)         --           8,537
Payable to Telos                                   --         (26,740)         26,740             --             --              --
Capital lease obligations                      11,457              --              --             --             --          11,457
                                               ------         -------          ------         ------           ----          ------
       Total liabilities                       77,862         (34,693)         27,266         (3,079)           686          68,042
                                               ------         -------          ------         ------           ----          ------

Redeemable preferred stock
     Senior redeemable
       preferred stock                          5,948              --              --             --             --           5,948
     Redeemable preferred stock                34,707              --              --             --             --          34,707
                                               ------         -------          ------          -----        -------          ------
       Total preferred stock                   40,655              --              --             --             --          40,655

Stockholders' investment
     Common stock                                  78            (261)            261             --             --              78
     Capital in excess of par                      --            (953)             --          1,170(h)          --         (30,196)
                                                   --              --              --        (30,413)(d)         --              --

     Retained deficit                         (54,790)         27,200           5,310         (4,312)(j)     (1,501)(c)     (17,928)
                                                   --              --              --           (100)(e)         --              --
                                                   --              --              --           (211)(i)         --              --
                                                   --              --              --           (303)(b)         --              --
                                                   --              --              --           (859)(j)         --              --
                                                   --              --              --          5,000(b)(j)       --              --
                                                   --              --              --          6,638(a)(j)       --              --
                                               ------          ------          ------         ------        -------          ------
          Total stockholders'
      investment (deficit)                    (54,712)         25,986           5,571        (23,390)        (1,501)        (48,046)
                                               ------          ------          ------         ------         ------          ------
                                             $ 63,805         $(8,707)        $32,837       $(26,469)      $   (815)        $60,651
                                             ========         =======         =======        =======       ========         =======







     Please see Notes to the unaudited Pro Forma Consolidated Statement of Operations and Consolidated Balance Sheet.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         AND CONSOLIDATED BALANCE SHEET
  For the Year Ended December 31, 1998 and as of and for the Nine Months Ended
                               September 30, 1999


NOTE 1. Pro Forma Adjustments

     The pro forma adjustments outlined below present separate adjustments related to the deconsolidation and concurrent transactions with Enterworks. These adjustments have been made in accordance with Article 11 of Regulation S-X.

1) Reflects the operations of Enterworks presented on a separate company stand alone basis, eliminated from the Company's consolidated accounts.

2) Reflects the assets, liabilities and equity of Enterworks on a separate company stand alone basis as of September 30, 1999, eliminated from the Company's consolidated accounts.

3) Reflects the balances which were previously eliminated in consolidation, such as intercompany payables, receivables, profit and the Company's investment in Enterworks eliminated from the Company's consolidated accounts. Presents Pro Forma financial statements on a stand alone basis for the Company in accordance with the equity method of accounting for the Company's investment in Enterworks.

a) The settlement of $7.6 million of notes payable (carrying value of these notes at September 30, 1999 was $7.4 million) with shares of Enterworks common stock held by the Company is shown as a reduction of the subordinated debt balance as of September 30, 1999.


b) Records the sale of 5,000,000  shares of Enterworks stock held by the Company
back  to  the   Enterworks   treasury  (net  of  commissions  to  the  Agent  of
approximately $303,000).

c) Reflects the changes to the income tax provision and corresponding deferred tax assets and liabilities in order to present a stand-alone income tax provision for the Company in accordance with SFAS 109 for the nine months ended September 30, 1999 and for the year ended December 31, 1998 as if Enterworks had been deconsolidated at the beginning of the respective periods.

d) Reduces the investment in Enterworks account to the Company's interest under the equity method taking into effect the concurrent transactions as described.

e) Reflects   the  issuance  of  350,000  warrants  to  the   Company's  primary
lender to acquire shares of Enterworks common stock in connection with obtaining necessary approvals for the offering of Enterworks preferred stock.

f) Reflects the estimated interest expense generated from the portion of the Company's line of credit allocable to Enterworks and not relating to ongoing operations of the Company on a stand-alone basis.

g) Reflects contribution to Enterworks capital of approximately $26.7 million of intercompany accounts payable to the Company.

h) Reflects change of interest gain from the issuance of Enterworks common stock. Though the Company policy is to recognize change of interest gains through the income statement, this gain is reported as an adjustment to equity given the parameters of SAB 51 and the early stage of Enterworks' operations.

i) Reflects the contribution of 210,912 shares of Enterworks common stock held by the Company to Enterworks' treasury for the subsequent grant of warrants to the Agent.

j) Adjustment reduces the Company's ending net investment in Enterworks to a zero carrying value, given the deficit net asset position of Enterworks (excluding preferred stock) at September 30, 1999 and taking into effect the concurrent transactions as described. The Company expects to recognize a net gain of approximately $6.5 million ($10.8 million net of $4.3 million taxes), in connection with the consummation of the transactions described.

                                   SIGNATURES




     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed and on its behalf by the undersigned hereunto duly authorized.


                                                               Telos Corporation




                                                      By: /s/  Thomas J. Ferrara
                                                          ----------------------
Date:  January 18, 2000
                                                               Thomas J. Ferrara
                                            Vice President, Finance & Accounting